SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

March 29, 2017
McCormick & Company, Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18 Loveton Circle
Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 29, 2017, the Registrant held its Annual Meeting of Stockholders, at which (i) directors were elected. (ii) Ernst & Young LLP’s appointment as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2017 was approved, (iii) the compensation paid to the Registrant’s Named Executive Officers was approved in an advisory vote, and (iv) an advisory vote was taken on the frequency of future advisory stockholder votes on executive compensation. The proposals are described in detail in the Registrant’s proxy statement for the 2017 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on February 16, 2017. The final results for the votes regarding each proposal are set forth below.

1. Registrant’s stockholders elected eleven directors to the Registrant’s Board of Directors, to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The votes regarding this proposal were as follows:

	For	Against	Abstained	Broker Non-Votes
Michael A. Conway	8,546,734	62,895	42,776	1,388,088
J. Michael Fitzpatrick	8,496,101	105,476	50,828	1,388,088
Freeman A. Hrabowski, III	8,498,544	108,700	45,161	1,388,088
Lawrence E. Kurzius	8,499,113	84,683	68,609	1,388,088
Patricia Little	8,528,534	75,084	48,787	1,388,088
Michael D. Mangan	8,490,312	76,536	85,557	1,388,088
Maritza G. Montiel	8,515,004	80,925	56,476	1,388,088
Margaret M.V. Preston	8,520,765	78,295	53,345	1,388,088
Gary Rodkin	8,408,672	191,632	52,101	1,388,088
Jaques Tapiero	8,507,069	89,936	55,400	1,388,088
Alan D. Wilson	8,511,423	84,203	56,779	1,388,088

2. Registrant’s stockholders ratified the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2017. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
9,878,987	94,816	66,690	0

3. Registrant’s stockholders approved in an advisory (non-binding) vote the compensation paid to the Registrant’s Named Executive Officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
7,340,000	206,474	1,105,931	1,388,088

4. Registrant’s stockholders voted, on an advisory (non-binding) basis, on the frequency of stockholder votes on executive compensation. The votes regarding this proposal were as follows:

Votes for Three Years	Votes for Two Years	Votes for One Year	Abstain	Broker Non-Votes
479,177	591,152	7,477,017	105,059	1,388,088

In accordance with the voting results for Proposal 4, in which the choice receiving the highest number of votes was “One Year,” the Registrant’s Board of Directors has determined that future stockholder advisory (non-binding) votes on executive compensation will be held every year. Accordingly, the next stockholder advisory (non-binding) vote on executive compensation will be held at the Registrant’s 2018 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: April 3, 2017	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary